STYLE SELECT SERIES, INC.

Supplement to the Prospectus dated October 14, 1997


The following replaces the two paragraphs under the heading "NOTE (Large-Cap Blend Portfolio) - Growth of a $10,000 Investment" on page 24 of the Prospectus dated
October 14, 1997:


The "Growth of $10,000" chart reflects three years of performance data for the Lazard U.S. Equity Composite, SunAmerica Growth and Income Fund, and T. Rowe Price
Growth & Income Fund.

The returns for the Lazard U.S. Equity Composite,
SunAmerica Growth and Income Fund, and T. Rowe Price
Growth & Income Fund are net of actual expenses.



November 6, 1997